C 6972                        CONCORD CAMERA CORP.              SPECIMEN

INCORPORATED UNDER THE LAWS                                   SEE REVERSE FOR
OF THE STATE OF NEW JERSEY                                   CERTAIN DEFINITIONS

                                                            CUSIP 206156 10 1

COUNTERSIGNED AND REGISTERED:

      CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By
                                         TRANSFER AGENT
                  Specimen               AND REGISTRAR


                                                AUTHORIZED SIGNATURE

THIS IS TO CERTIFY THAT

                                    Specimen

IS THE OWNER OF


    FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

                              CONCORD CAMERA CORP.

(hereinafter called the "Corporation" transferable on the books of the Corporation by said owner in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto, copies of which are on file at the office of the Transfer Agent, and the holder hereof, by acceptance of this certificate, consents to and agrees to be bound by all of said provisions. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         Witness, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                              CONCORD CAMERA CORP.
                                    CORPORATE
                                      SEAL
                                      1982
                                   NEW JERSEY


/s/ Ira B. Lampert                              /s/ Harlan I. Press
--------------------------------                --------------------------------
Chairman, Chief Executive                       Assistant Secretary
Officer & President                             & Controller

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM--as tenants in common         UNIF GIFT MIN ACT--______ Custodian_______
TEN ENT-as tenants by the entireties                     (Cust)          (Minor)
JT TEN--as joint tenants with right of             under Uniform Gifts to Minors
survivorship and not as tenants                    Act. ________________________
in common                                                       (State)

Additional abbreviations may also be used though not in the above list.

For value received ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________ shares of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said stock on the books of the within named Corporation will full power of substitution in the premises.

Dated ____________________________________


        _______________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.